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                                                                    EXHIBIT 10.4

                                                            DEFINITIVE AGREEMENT

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                             Bond Delivery Agreement

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                               AVISTA CORPORATION

                                       TO

                              THE BANK OF NEW YORK,
                             AS ADMINISTRATIVE AGENT

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                          Dated as of December 17, 2004

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                                   Relating to
                  First Mortgage Bonds, Collateral Series 2004D

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      THIS BOND DELIVERY AGREEMENT, dated as of December 17, 2004, between
AVISTA CORPORATION, a Washington corporation (the "Company"), and The Bank of New York, as Administrative Agent (the "Agent") under the Credit Agreement, dated as of December 17, 2004, among the Company, the banks parties thereto, Bank of America, N.A., as Managing Agent, Keybank National Association, as Documentation Agent, U.S. Bank, National Association, as Documentation Agent, Wells Fargo Bank, as Documentation Agent and Issuing Bank, Union Bank of California, N.A., as Syndication Agent and Issuing Bank, and The Bank of New York, as Administrative Agent and Issuing Bank, as amended, supplemented or otherwise modified from time to time (the "Credit Agreement").

      WHEREAS, the Company has entered into the Credit Agreement and may from time to time borrow and obtain letters of credit thereunder in accordance with the provisions thereof; and

      WHEREAS, the Company has established its First Mortgage Bonds, Collateral Series 2004D, in the aggregate principal amount of $350,000,000 (the "Bonds"), to be issued under and in accordance with, and secured by, the Mortgage and Deed of Trust, dated as of June 1, 1939, as heretofore amended and supplemented and as further supplemented by the Thirty-seventh Supplemental Indenture, dated as of December 1, 2004 (the "Thirty-seventh Supplemental Indenture"), of the Company to Citibank, N.A., as successor trustee (the "Trustee"), such indenture, as so amended and supplemented, being hereinafter sometimes called the "Mortgage" (all capitalized terms used herein without definition having the meanings assigned to them in the Thirty-seventh Supplemental Indenture); and

      WHEREAS, the Company proposes to issue and deliver to the Agent, for the benefit of the Banks, the Bonds in order to provide the benefit of the lien of the Mortgage as security for the obligation of the Company under the Credit Agreement to pay the Obligations;

      NOW, THEREFORE, in consideration of the premises, of certain agreements of Banks party to the Credit Agreement, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Agent hereby agree as follows:

                                    ARTICLE I

                                    THE BONDS

SECTION 1.1. DELIVERY OF BONDS.

         In order to provide the benefit of the lien of the Mortgage as security for the obligation of the Company to pay the Obligations, as aforesaid, the Company hereby delivers to the Agent Bonds in the aggregate principal amount of $350,000,000, maturing on December 16, 2009 and bearing interest as provided in the Thirty-seventh Supplemental Indenture. The obligation of the Company to pay the principal of and interest on the Bonds shall be deemed to have been satisfied and discharged in full or in part, as the case may be, to the extent of the payment by the Company of the Obligations, all as set forth in clause (e) of subsection (II) of Section 1 of Article I of the Supplemental Indenture and in the Bonds.

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      The Bonds are registered in the name of the Agent and shall be owned and held by the Agent, subject to the provisions of this Agreement, for the benefit of the Banks, and the Company shall have no interest therein. The Agent shall be entitled to exercise all rights of bondholders under the Mortgage with respect to the Bonds.

      The Agent hereby acknowledges receipt of the Bonds.

SECTION 1.2. CANCELLATION OF PRIOR BONDS.

      Concurrent with the delivery of the Bonds to the Agent on the Closing Date, the Agent shall surrender to the Trustee the Company's First Mortgage Bonds, Collateral Series due 2005.

SECTION 1.3. PAYMENTS ON THE BONDS.

      Any payments received by the Agent on account of the principal of or interest on the Bonds shall be distributed by the Agent in accordance with the applicable provisions of the Credit Agreement, and the Company hereby consents to such distribution.

                                   ARTICLE II

                    NO TRANSFER OF BONDS; SURRENDER OF BONDS

SECTION 2.1. NO TRANSFER OF THE BONDS.

      The Agent shall not sell, assign or otherwise transfer any Bonds delivered to it under this Agreement except to a successor collateral agent under the Credit Agreement. The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the trustee under the Mortgage or any other transfer agent thereunder.

SECTION 2.2. SURRENDER OF BONDS.

      The Agent shall surrender the Bonds to or upon the order of the Company when and as provided in Article VIII of the Credit Agreement.

                                   ARTICLE III

                                  MISCELLANEOUS

SECTION 3.1 DEFINITIONS

      "BANKS", "CLOSING DATE", "LETTERS OF CREDIT", "LOAN DOCUMENTS" and "LOANS" shall have the meanings specified in the Credit Agreement.

      "OBLIGATIONS" shall mean the obligation of the Company for (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or

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otherwise, (ii) each payment required to be made by the Company under the Credit
Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Company to the Banks under the Credit Agreement and the other Loan Documents and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Company under or pursuant to the Credit Agreement and the other Loan Documents.

SECTION 3.2. GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the law of the State of New York.

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      IN WITNESS WHEREOF, the Company and the Agent have caused this Agreement to be executed and delivered as of the date first above written.

                                       AVISTA CORPORATION

                                       By /s/
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                                                      Vice President

                                       THE BANK OF NEW YORK,
                                        as Agent

                                       By /s/ Raymond J. Palmer
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                                                      Vice President

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